Catalyzing Precision Medicine with Integrated Rx/Dx in Oncology March 2015 Exhibit 99.2

Safe Harbor Statement

This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about Ignyta, Inc. (“us” or the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: the clinical and/or non-clinical data or plans underlying entrectinib or any of our other development programs; our ability to design and conduct development activities for entrectinib and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; the Teva transaction serving as a transformative event for us and the development and market potential of the acquired assets; our ability to obtain regulatory approvals in order to market any of our product candidates; and our ability to successfully commercialize any approved products.
Forward-looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond our control, and the actual results could differ materially from those discussed in this document.  Accordingly, the Company cautions investors not to place undue reliance on the forward-
looking statements contained in, or made in connection with, this document.
Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, include, among others, the potential for results of past or ongoing clinical or non-clinical studies to differ from expectations or previous results; the interpretation of data from our clinical and non-clinical studies; our ability to initiate and complete clinical trials and non-clinical studies; regulatory developments; the potential advantages of our product candidates; the markets any approved products are intended to serve; and our capital needs; as well as those set forth under the headings “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2015, and similar disclosures made in the
Company’s Form 10-Q filings and other SEC filings and press releases.
The forward-looking statements contained in this document represent our estimates and assumptions only as of the date of this document, and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in our expectations.
Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the
Company.

Contents Ignyta and entrectinib overview Teva transaction overview and vision Ignyta’s acquired oncology R&D programs Use of proceeds and milestones 3

Company History and Financial Highlights
San Diego based biotechnology company (NASDAQ: RXDX), incorporated in 2011
~60 employees: more than half with M.D.’s, Ph.D.’s or other graduate degrees
Licensed from Nerviano Medical Sciences exclusive worldwide rights to entrectinib in Oct.
2013 and RXDX-103 in Aug. 2014
Lead program entrectinib granted FDA orphan drug designation for NSCLC, CRC and neuroblastoma, and rare pediatric disease designation for neuroblastoma
Acquired oncology R&D pipeline of 4 clinical and preclinical assets from Teva in Mar. 2015
CLIA certified, QSR compliant diagnostic lab with multi-modality assay capabilities
Raised over $140mm between Nov. 2013 and Sept. 2014, and another $42mm in the transaction announced on Mar. 17, 2015
Cash, cash equivalents & marketable securities of ~$77mm at 2014YE

Ignyta’s vision is to catalyze precision medicine for the benefit of cancer patients everywhere, with an integrated approach to "Rx/Dx" in oncology

Ignyta’s team has the breadth and depth of experience to successfully develop targeted therapeutics and companion diagnostics
Ignyta’s Team

Senior management team with key experience:
-
Operational performance in pharma and biotech
-
Public company corporate governance, investor relations and fundraising
-
Driving sustained increases in stockholder value
Discovery/development teams responsible for multiple successful programs:
-
Discovery, drug development and preclinical activities delivering programs to the clinic
-
Clinical programs leading to regulatory approvals and compelling commercial success
Diagnostic team on the leading edge of molecular testing:
-
QSR compliant, CLIA-registered lab
-
Support of Rx products and programs, including through the development of novel tests using multiple platforms

Jonathan Lim, M.D., Chairman, CEO, and Co-Founder. Former Chair, CEO of Eclipse; CEO at
Halozyme; McKinsey; NIH post-doc at Harvard; Surgical resident at NYH-Cornell.
Jacob Chacko, M.D., Chief Financial
Officer.
Former Vice President at TPG Capital; McKinsey;
Marshall Scholar at Oxford University; UCLA Med; Harvard Business School.
Zachary Hornby, Chief Operating Officer. Former Senior Director of Business Development at Fate
Therapeutics; Director of BD at Halozyme; L.E.K. Consulting; Harvard Business School.
Pratik Multani, M.D., Chief Medical Officer. Former CMO at Fate; VP, Clinical Development at
Kalypsys; CMO at Kanisa; VP, Clinical Development at Salmedix (sold to Cephalon); Sr. Director of
Medical Research at Biogen Idec; MD, MS at Harvard; Residency, MGH; Oncology, Dana Farber.
Robert Wild, Ph.D., Chief Scientific Officer. Former CSO, Oncology Research/Drug Discovery at Eli
Lilly; Sr. Dir., Oncology Research at OSI Pharma; BMS; SUGEN. Has contributed to multiple discovery/preclinical/translational programs, including Tarceva, Erbitux, Sprycel and Sutent.
Matt Onaitis, General Counsel and Secretary. Former GC at Trius and Somaxon; Associate GC at
Biogen Idec; Director of Legal Affairs at Elan; Stanford Law School.
Senior Management Team

Compound	Target	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
entrectinib[1]	Pan-Trk, ROS1, ALK					
RXDX-103[1]	Cdc7					
Spark Rx/Dx Programs						

IGNYTA

Ignyta’s Pipeline Pre-Teva Transaction 7 1 In-licensed from Nerviano Medical Sciences (NMS)

Entrectinib
Next Generation Kinase Inhibitor
Potent inhibitor of 5 oncogenic driver targets:
In two Phase 1/2 studies (Ph 1 dose escalation ongoing) with multiple future “pipeline in a product” opportunities
Licensed from Nerviano Medical Sciences, former Pharmacia oncology discovery site with 40 year history in kinase inhibitors
Composition of matter patent issued in the US and allowed in Europe, with commercial protection out to 2029 (excluding patent term extension)

Target TrkA TrkB TrkC ROS1 ALK
IC50 (nM) 1.7 0.1 0.1 0.2 1.6

Entrectinib Clinical Development Overview: STARTRK Program
(“Studies Targeting Alterations Responsive to Targeted Receptor Kinase” inhibition)

Global Phase 1/2 study in U.S., EU and Asia
Note: RP2D = Recommended Phase 2 Dose
NTRK3+
cohort
ALKA-372-001
Phase 1 dose
escalation study of
intermittent dosing
schedule in Italy:
20-30 cancer
patients with TrkA,
ROS1 or ALK
alterations
ROS1+
cohort
ALKi
naive
cohort
NTRK1+
cohort
ALKi
treated
cohort
NTRK2+
cohort
STARTRK-2 and Beyond
STARTRK-1
“Basket trial” expansion cohorts in 100
patients with NTRK1, NTRK2, NTRK3, ROS1
or ALK molecular alterations, treated with
RP2D
Dose escalation of daily continuous dosing
schedule in 6-24 patients with Trk, ROS1 or
ALK molecular alterations
Accelerated approval
and/or breakthrough
therapy designation
possible
Pivotal registration
studies in most
promising tumor
types and targets

Entrectinib: Ongoing Clinical Development

Note: RP2D = recommended phase 2 dose
Data as of ESMO September 2014
Dose
Break
1
2
3
4
Week
Schedule A: PO, QD (4 on, 3 off) x 3 weeks, fasting
Dose
Break
1
2
3
4
Week
Schedule C: PO, QD (4 on, 3 off) x 4 weeks, fed
Dose
1
2
3
4
Week
Schedule B: PO, QD, fed
ALKA Study
STARTRK-1 Study
Dose
1
2
3
4
Week
Schedule A: PO, QD, fed
Dose Cohorts
(mg/m²):
100->200->400->
800->1200->1600
(no longer enrolling)
200->…
(ongoing)
400->…
(ongoing)
100->…
(ongoing)
RP2D

Tumor type
(Alteration)
Dose
(mg/m²)
Treatment Cycles / Months Best
Response
2 4 6 8 10 12 14 16 18 20 22 24
Neuroblastoma
(ALK)
200 400
800 1200
PR
NSCLC
(ALK)
200 400
800
SD
Pancreatic
(ROS1)
400 800
SD
NSCLC
(ALK)
1200 800
PR
NSCLC
(ROS1)
1200
PR
CRC
(TrkA)
1600
PR
NSCLC
(ROS1)
400**
PR
NSCLC
(ROS1)
400***
CR*
PD at C11
PD at C4

*  Unconfirmed / **  All PRs were Sch. A except 1 patient with ROS1+ NSCLC in Sch. C / ***  CR was Sch. C
Note: 17 patients had progressive disease, 3 of whom were dosed at 100 mg/m
2 (sub-therapeutic), 3 of whom had
gene deletions (not thought to be tumor-activating), and 1 of whom did not have a relevant molecular alteration
Timing of PR
Timing of CR
Observed Clinical Responses in Patients with Each of TrkA, ROS1 and ALK, in Each of CRC, NSCLC and Neuroblastoma
Note: Data as of ESMO September 2014 poster discussion

Clinical Sites Specimens
• GXP
• CLIA
Platforms Output
FFPE
Fresh Tissue
FISH
IHC
PCR
NGS
Oncolome®
Trial Enrollment
CDx
Ignyta’s Dx Capabilities Enable Leadership
in Precision Medicine
Central
Lab
• CNVs
• Splice variants
• Mutations
• Overexpression
• Rearrangements

Ignyta’s Two-Pronged Approach to Generating Value from
Novel Targets and Repositioned Assets
Oncolome Mining & Pathway Mapping

Target Prioritization by Ignyta Oncology Team
Compound Database Screen
Drug Developer Outreach
Program /Company Selection
External Targets
Engage in discussions with
biopharma companies with
existing programs for
potential in-licensing (e.g.,
Nerviano)
Internal Targets
If no attractive clinical or
preclinical stage programs
exist for target of interest,
then initiate Spark discovery
program (e.g., Spark-1)
Drug Candidate Diligence
Deprioritized Clinical Assets
Oncology assets developed
without a biomarker strategy;
failed due to lack of sufficient
efficacy; or were deprioritized
for strategic reasons
Asset(s) repositioned by
Ignyta with biomarker
strategy(ies)

Ignyta and entrectinib overview Ignyta’s acquired oncology R&D programs Use of proceeds and milestones 14 Teva transaction overview and vision Contents

Teva Transaction:
Ignyta Has Acquired Additional Oncology R&D Assets to
Transform Precision Oncology Pipeline

• Teva kicked off process in late 2014 to sell or spin
out Oncology R&D assets
• Ignyta emerged as Teva’s preferred option due to
breadth and depth of precision oncology expertise
• Parties signed and announced Ignyta’s acquisition
of the bulk of Teva’s Oncology R&D franchise on
Tue., 3/17/15

Ignyta Deal Rationale:
Pipeline Synergy - Closing the Strategic Loop

• Compelling, long-
term
• Senior team and key
employees assembled
• Build critical mass of
assets with strong
strategic alignment
• Rx R&D and CLIA Lab
in place
Vision People
Resources Assets

Teva’s Oncology R&D Assets Acquired by Ignyta
Asset Description Stage
RXDX-105
(CEP-32496)*
Potent small molecule inhibitor of BRAF, EGFR and RET,
with multiple FIC and BIC targeted opportunities in mCRC,
NSCLC, and other solid tumors
Phase I/II
dose
escalation
RXDX-106
(CEP-40783)*
Potent, highly selective pseudo-irreversible inhibitor of AXL and cMET with FIC/BIC opportunities in NSCLC failing EGFR
inhibitor therapy; pseudo-irreversibility enables prolonged
target inhibition
Late-stage
preclinical
RXDX-107
(CEP-40125)
Nanoformulation of a modified bendamustine with potential
activity in solid tumors
Late-stage
preclinical
RXDX-108
(TEV-44229)**
FIC potent, selective inhibitors of the atypical kinase PKCiota, enabling targeting of PKCiota amplified squamous NSCLC, K-
RAS mutant CRC, NSCLC and PDAC
Preclinical

*  Originally a Cephalon/Ambit program
** Collaboration with Cancer Research Technology (UK)
NOTE:
BIC = best-in-class
FIC = first-in-class
mCRC = metastatic colorectal cancer
NSCLC = non-small cell lung cancer
PDAC = pancreatic ductal adenocarcinoma

Ignyta – Teva Transaction (1 of 2)
Ignyta has acquired bulk of Teva’s Oncology R&D portfolio:
- BRAF/EGFR/RET inhibitor
- AXL/cMET inhibitor
- Nanobendamustine
- atypical PKCiota inhibitor program
Teva making concurrent minority equity investment in Ignyta to align incentives
Ignyta will fund development and commercialization of these
oncology assets using existing balance sheet and proceeds from this concurrent investment by Teva and institutional investors
No ongoing milestone or royalty obligations to Teva

Ignyta – Teva Transaction (2 of 2)
1.5mm common shares

Ignyta Teva
All assets relating to RXDX-105 (CEP-32496),
RXDX-106 (CEP-40783), RXDX-107 (CEP-
40125), RXDX-108 (TEV-44229)
Asset
Purchase
1.5mm common shares issued at
$10 per share
$15mm equity investment
Stock
Purchase
Equity
Financing
Ignyta raised ~$42mm total in
equity financing (including Teva’s
investment)
Post
Trans-
action
~25.2mm shares outstanding
Incremental $42mm cash
All assets relating to CEP-32496, CEP-40783,
CEP-40125, TEV-44229
3mm shares of Ignyta
(11.9% equity stake)

Compound	Target	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
entrectinib[1]	NTRK, ROS1, ALK					
RXDX-105[2]	BRAF, EGFR, RET					
RXDX-106[2]	AXL, cMET					
RXDX-107[2]	DNA					
RXDX-103[1]	Cdc7					
RXDX-108[2]	aPKCi					
Spark Programs						

IGNYTA

Ignyta’s Pipeline Post-Teva Transaction 20 1 In-licensed from Nerviano Medical Sciences (NMS); 2 Acquired from Teva Pharmaceutical Industries

Ignyta’s Precision Oncology Vision Realized:
A CRx for Each Oncogene Driver Identified by Our CDx

Ignyta’s Trailblaze™ Companion Diagnostic (CDx):
Multiplex assay(s) for identifying actionable oncogenes in various solid tumors that can then be targeted with Ignyta’s pipeline of companion therapeutics (CRx)
NTRK1+
Entrectinib
ROS1+ mBRAF RET+ cMET+ mKRAS EGFR+
RXDX-105 RXDX-108
NTRK2+ NTRK3+ AXL+
RXDX-106
ALK+
Teva’s oncogene targets and programs
Ignyta’s first-in-class and best-in-class CRx’s

Adenocarcinomas of the lung

other/none
~30%
KRAS
25-30%
MEK
<1%
AKT
<1%
NTRK1
<1%
PI3KCA
1%
NRAS
1%
MET
1%
RET
1%
BRAF
1-3%
HER2
1-3%
ROS1
1-3%
ALK
3-7%
EGFR
15-20%

IGNYTA

Ignyta Pipeline Now Has Potential to Address More than 80% of Known Oncogenic Drivers in NSCLC 22 entrectinib RXDX-105 RXDX-106 RXDX-108 Gerber et al., 2014 ASCO Educational Book.

NCCN Guidelines Version 1.2014
Non-Small Cell Lung Cancer

TARGETED AGENTS FOR PATIENTS WITH OTHER GENETIC ALTERATIONS

Genetic Alteration (ie, Driver event)	Available Targeted Agents with Activity Against Driver Event in Lung Cancer	
EGFR mutations	erlotinib,[1] gefitinib,[2] afatinib[3]	
ALK rearrangements	crizotinib[4]	
HER2 mutations	trastuzumab,[5] afatinib[6]	
BRAF mutations	vemurafenib,[7] dabrafenib[8]	
MET amplification	crizotinib[9]	
ROS1 gene fusions	crizotinib[10]	
RET gene fusions	cabozantinib[11]	

IGNYTA

Ignyta’s Targeted Agents Have Potential Activity in
Majority of Genetic Alterations in NCCN Guidelines for NSCLC

Note: NCCN Guidelines Version 4.2015 states that ALK positive NSCLC patients intolerant to crizotinib may be switched to ceritinib
Ignyta Targeted Agent
RXDX-105, RXDX-106
entrectinib
--
RXDX-105
RXDX-106
entrectinib
RXDX-105

Driver Oncogenes in Just 2 Solid Tumor Indications Represent
Substantial Market Opportunities for Two Lead Programs
>30,000 NSCLC or CRC patients in the US each year have a newly detected known oncogenic fusion kinase or activating mutation that may be targeted by entrectinib or RXDX-105

NTRK1
fusions
NTRK2
fusions
NTRK3
fusions
ROS1
fusions
ALK
fusions
RET
fusions
BRAF
fusions
BRAF
mutations
Total
Patients
NSCLC ~1% <1% <1% 1-2% 4-7% 2% <1% 1-3% 12,400
Colorectal ~1% <1% <1% ~1% ~1% ~1% 5-10% 18,000
Total 2,300 500 1,500 2,100 6,400 3,200 1,900 12,500 30,400
entrectinib:
12.8k pts
RXDX-105:
17.6k pts
Source: NCI; NHS; Shaw et al., Nature Reviews Cancer 2013; Gerber et al., 2014 ASCO Educational Book; Stransky et al., Nature
Communications 2014; Wiesner et al., Nature Communications 2014; Lipson et al., Nature Medicine 2012; unpublished communications with study authors
Note: Estimates above based on US incidence only; assumed midpoint of incidence ranges multiplied by published incidence data for each indication.
Indication | Alteration

Driver Oncogenes in Just 2 Solid Tumor Indications Represent
Substantial Market Opportunities for Two Lead Programs

NTRK1
fusions
NTRK2
fusions
NTRK3
fusions
ROS1
fusions
ALK
fusions
RET
fusions
BRAF
fusions
BRAF
mutations
Total
Patients
NSCLC ~1% <1% <1% 1-2% 4-7% 2% <1% 1-3% 4,200
Colorectal ~1% <1% <1% ~1% ~1% ~1% 5-10% 7,300
Total 2,300 500 1,500 700 1,400 3,200 1,900 - 11,500
entrectinib:
6.4k pts
RXDX-105:
5.1k pts
We estimate over 11,000 patients in 11 biomarker positive cohorts of NSCLC and
CRC represent potential FIC opportunities for entrectinib or RXDX-105
Source: NCI; NHS; Shaw et al., Nature Reviews Cancer 2013; Gerber et al., 2014 ASCO Educational Book; Stransky et al., Nature
Communications 2014; Wiesner et al., Nature Communications 2014; Lipson et al., Nature Medicine 2012; unpublished communications with study authors
Note: Estimates above based on US incidence only; assumed midpoint of incidence ranges multiplied by published incidence data for each indication.
FIC opportunity
Indication | Alteration

Driver Oncogenes in Just 2 Solid Tumor Indications Represent
Substantial Market Opportunities for Two Lead Programs

FIC opportunity
BIC upside opportunity
BIC BRAF-mutant metastatic CRC doubles the addressable market with upside of >10,000 patients for RXDX-105, or >22,000 patients for entrectinib and RXDX-105
NTRK1
fusions
NTRK2
fusions
NTRK3
fusions
ROS1
fusions
ALK
fusions
RET
fusions
BRAF
fusions
BRAF
mutations
Total
Patients
NSCLC ~1% <1% <1% 1-2% 4-7% 2% <1% 1-3% 4,200
Colorectal ~1% <1% <1% ~1% ~1% ~1% 5-10% 18,000
Total 2,300 500 1,500 700 1,400 3,200 1,900 10,700 22,200
entrectinib:
6.4k pts
RXDX-105:
15.8k pts
Source: NCI; NHS; Shaw et al., Nature Reviews Cancer 2013; Gerber et al., 2014 ASCO Educational Book; Stransky et al., Nature
Communications 2014; Wiesner et al., Nature Communications 2014; Lipson et al., Nature Medicine 2012; unpublished communications with study authors
Note: Estimates above based on US incidence only; assumed midpoint of incidence ranges multiplied by published incidence data for each indication.
Indication | Alteration

Ignyta Clinical Development Plan (CDP):
On the Leading Edge of Precision Oncology
Teva transaction is transformative for Ignyta
- significantly accelerates Ignyta’s goal of catalyzing precision medicine for the benefit of cancer patients everywhere
Ignyta plans to initiate a master protocol study in NSCLC
- STARTRK-2 anticipated in 2H15 to generate clinical POC data for multiple FIC and
BIC opportunities in parallel
CDP has a defensible competitive advantage
- multiple shots on goal based on broad spectrum of actionable oncogenes targeted by Ignyta’s expanded pipeline
CDP uniquely enabled by Ignyta’s diagnostic expertise and infrastructure
- ultimate goal is to validate our multiplex assay(s) to support the breadth of therapeutic options in our pipeline (i.e., “companion therapeutic” paradigm)

Patients with advanced NSCLC
Biopsy
Separate by molecular alteration
Molecular profile by Ignyta central lab
NTRK1+
Entrectinib
STARTRK-2 Master Protocol initiated at clinical sites globally
ROS1+ BRAF RET+ AXL+ cMET+ EGFR+
RXDX-105 RXDX-106
NTRK2+ NTRK3+
FIC opportunities

Pan wild type
RXDX-107
BIC opportunities
mKRAS
RXDX-108
tudies   argeting    lterations    esponsive to   argeted    eceptor    inase inhibition in NSCLC S T A R T R K

Contents Ignyta and entrectinib overview Teva transaction overview and vision Ignyta’s acquired oncology R&D programs Use of proceeds and milestones 29

Teva’s Lead Program: RXDX-105
First-in-Class BRAF, EGFR and RET Inhibitor

Has demonstrated profound and unique-in-class efficacy in preclinical
mBRAF colorectal cancer xenografts and PDX models
Phase 1 study ongoing; Phase 2 (CRC) planned for 2H15, following recommended Phase 2 dose selection
Target product profile
-
BRAF+ locally advanced or metastatic NSCLC; upside in BRAF+ metastatic colorectal cancer (mCRC) with EGFR feedback activation
-
RET+ NSCLC, mCRC, and/or other solid tumors
-
Improved safety profile versus currently approved BRAF and EGFR inhibitors
(e.g., QTc, epithelial hyperplasia, ophthalmologic, dermatologic, etc.)
-
Dose-sparing effects in combination regimens (e.g., irinotecan, 5-FU, MEKi)
-
Pharmacoeconomic benefits relative to doublet and triplet combination therapies

Ligand
EGF
receptor
Cell membrane
PIK3CA
PIP2
PIP3
PTEN
AKT
KRAS
BRAF
Nucleus
Proliferation
Inhib. of angiogenesis
Migration
Invasion

GDNF
EDN3
ET-BR
GFRα1
RET
PKA
S696
Y1015
Y1062
P
PLCγ
PKC
SHC
GRB2
GAB1
SOS
RAS
SPRY2
KIF26A
PI3K
RAF
PTEN
RA
RHO
RAC
CDC42
MEK
JNK
Akt
ERK1/2
Proliferation, migration, differentiation

RXDX-105 Targets Multiple Points of Receptor Tyrosine
Kinase (RTK) Oncogenic Signaling Pathways

Discovery Medicine; Adapted from “Thyroid carcinoma: molecular pathways and therapeutic targets”, Modern Pathology (2008) 21, S37–S43
RET is an RTK, upstream of cell signaling
pathways such as MAPK & PI3K
Well known EGFR / KRAS / BRAF /
MAPK signaling pathway
RXDX-105

C
Panitumumab
Cetuximab
EGFR
KRAS
BRAF
Vemurafenib
Dabrafenib
MEK 1/2
Trametinib
ERK 1/2

NON-SMOKERS
Overexpression
6% NSCLC
HER-2
Overexpression/
amplification
6% NSCLC
EGF
C-MET
Overexpression
5% NSCLC
EGFR
Mutation in
10-15%
NSCLC
TK domain
Mutation in
5% NSCLC
Mutation/
amplification in
5% NSCLC
RAS
Mutation in
5-15% NSCLC
PI3K
BRAF
Mutation in
2% NSCLC
AKT
SMOKERS
MEK
mTOR
Gene
translocation
EML4-ALK
2-7% NSCLC
non-smokers
ERK
proliferation
apoptosis
angiogenesis

BRAF-EGFR Biology / MOA Rationale 32 CRC NSCLC Well documented that blocking only EGFR or BRAF is suboptimal Potential therapeutic value of dual EGFR / BRAF blockade?

RXDX-105 Has Equivalent Cellular Potency against
BRAF, EGFR and RET, and No Off Target VEGFR2 Activity

Ligand-stimulated Kinase Target Biochemical Target Inhibition in Human Cells
IC
50
(nM) [Cell Line]
B-RAF
V600E
60 [Colo205] – 84 [A375]
EGFR 65 – 80 [A431]
RET 60 [TT-1]
Abl (h); Bcr-Abl (h) 39 – 70 [K562]
VEGF-R2 (h) >1000 [HUVEC]
VEGF-R1 >5000 [HUVEC]
Lck (h) 800 [Jurkat]
C-KIT (h) >1000 [A431]

Melanoma (Temozolomide)
Melanoma (Vemurafenib)
Melanoma (CEP-32496)
Colorectal (Irinotecan)
Colorectal (Vemurafenib)
Colorectal (CEP-32496)
% Change From Baseline
160
140
120
100
80
60
40
20
0
-20

RXDX-105 Demonstrates Superior Anti-Tumor Activity vs. Vemurafenib
in mBRAF and wtBRAF Primary Human Melanoma & CRC Tumorgrafts

Significant efficacy against broad range of melanoma and CRC tumorgrafts with varying
BRAF mutations. Superior efficacy versus vemurafenib in 9 of 15 chemo-resistant melanoma and 7 of 7 CRC tumorgrafts
RXDX-105 treated
Vemurafenib treated

Tumor Volume For CCR-014 (Mean ± SEM)

1600
1400
1200
1000
800
600
400
200
0
0
5
10
15
20
25
30
Cubic millimeters
Day

Tumor Volume For ST201

Vehicle Control; --; p.o./bidx28
CEP-32946; 35 mg/kg; p.o./bidx28
Dabrafenib; 3 mg/kg; p.o./bidx28
Dabrafenib; 30 mg/kg; p.o./bidx28
2000
1800
1600
1400
1200
1000
800
600
400
200
0
0
5
10
15
20
25
30
Cubic millimeters
Day

IGNYTA

RXDX-105 Demonstrates Superior Efficacy versus
Vemurafenib and Dabrafenib in BRAF-Driven Models of CRC

CCR-014: BRAF mt (V600E) CRC PDX model
ST201: BRAF mt (D594G) CRC PDX model
vs. vemurafenib
vs. dabrafenib

Study 1105: Phase 1/2 Study

Phase 1/2 Study: Dose escalation to determine RP2D followed by single cohort expansion
Phase 1: Conventional 3+3 dose escalation to determine
MTD/RP2D
All histologies
No patient selection based on mutational status
Phase 2: Proof-of-concept expansion anticipated to begin in
2H15
Relapsed/refractory, BRAF
V600E or D
colorectal cancer
BRAF inhibitor naïve
Single stage: n = 33 subjects

RXDX-105 Single Agent Differentiation

Features
Benefits
• Dual MOA
• PK
• Response rate
• Tumor types
• Adoption
• Improved AE
profile
• Fewer complaints • Compliance,
Efficacy
• Dual MOA • Lower barrier to
combo therapy
• Price
• Access
• Reimbursement
Behaviors
Zelboraf et al
RXDX-105

Competitive Landscape in BRAF and RET Solid Tumors

*Encorafenib Ph 2 in NSCLC has been suspended
Indication Alteration Competitive Landscape RXDX-105 Advantage / Potential
Positioning
NSCLC BRAF+
•
dabrafenib +/- trametinib and
vemurafenib single agent in early
Ph 2 for BRAF V600 mutant
NSCLC*
•
FIC in non V600 alterations
•
BIC or FIC as single agent
RET+
•
cabozantinib, vandetanib,
ponatinib, lenvatinib all in Ph 2
for RET fusion+
NSCLC
•
All four have substantial VEGFR
activity, which can be dose-
limiting relative to RET activity
•
BIC as single agent
mCRC BRAF+
•
vemurafenib (+ panitumumab or
cetuximab and irinotecan or 5-FU)
in Ph 2
•
dabrafenib (+ panitumumab +/-
trametinib) in Ph 2
•
encorafenib (+ cetuximab +/-
WNT974 or BYL719) in Ph 1 for
BRAF V600 mutant CRC
•
RXDX-105 single agent could be
BIC vs. dual agent combos; or
•
RXDX-105 dual agent combo
(e.g., with chemo, MEKi, etc.)
could be BIC vs. triple agent
combo
RET+
•
no clinical studies currently
ongoing
•
Opportunity to be FIC

Program Summary: RXDX-106 (or CEP-40783)
Highly Potent, Selective Pseudo-Irreversible AXL and MET Inhibitor

Potent, oral and selective pseudo-irreversible Axl and cMet inhibitor with potential to be first-in-class based on high potency and long duration of response
Axl and cMet have been identified as key mechanisms of resistance to
EGFR-targeted therapy in NSCLC
Axl and cMet have also been involved as key targets in epithelial-
mesenchymal transition (EMT), cancer stem cell (CSC) expansion and invasive/metastatic disease progression in multiple cancers
Primary Indications: NSCLC, relapsed or refractory to EGFR inhibitors (as monotherapy and/or in combination); NSCLC with MET exon 14 partial deletions
Secondary Indications: mCRC, melanoma, breast, pancreatic, gastric, esophageal, ovarian, AML
IND targeted for 2H15

Program Summary: RXDX-107 (or CEP-40125)
Nano-Formulation of a Modified Bendamustine for Solid Tumors

Nanoformulation of a modified bendamustine that maintains the unique properties of bendamustine, including non-cross-resistance to other alkylators
Potential to expand anti-tumor activity to solid tumors due to enhanced permeability and retention effect (EPR)
-
Preclinical models demonstrate extended plasma half-life with increased tumor concentration
-
Demonstrates potent anti-tumor activity in multiple solid tumor patient tumorgraft models, including in NSCLC
Extends the reach of Ignyta’s pipeline to address pan-wild type patients
(i.e., no clear oncogenic driver) across multiple solid tumor types
Potential for IND filing in 1H16

Program Summary: RXDX-108 (or TEV-44229)
First-in-Class Potent, Selective Inhibitor of Atypical Kinase PKCiota

Atypical PKCiota is a novel and emerging oncogenic target, essential for mutant K-RAS signaling as well as RAS/RAF/RAC mediated signaling downstream of oncogenic receptor TKs (e.g., cMet, EGFR, HER2)
PKCiota has also been implicated as an important mediator of EMT and
CSC expansion and self-renewal signals (Notch/Wnt/Hh) driving drug resistance
RXDX-108 is a first-in-class, oral PKCiota kinase inhibitor with favorable drug-like properties that meet criteria for rapid candidate nomination
Targeted PKCiota therapy has potential to function as a broad, tractable precision medicine approach for patients with high unmet medical need
(e.g., PKCiota amplified squamous NSCLC; K-RAS mutant NSCLC, CRC and
PDAC; serous high grade ovarian and esophageal squamous cell carcinoma)

Contents Ignyta and entrectinib overview Teva transaction overview and vision Ignyta’s acquired oncology R&D programs Use of proceeds and milestones 42

Use of Proceeds

Ignyta, pre-Teva transaction:
- YE 2014 cash balance (cash, cash equivalents & available-for-sale securities)
of $76.6mm (vs. Q3 ’14 cash balance of $94.7mm)
Includes impact of $10mm milestone paid in December 2014 to NMS for entrectinib;
aside from milestone payment, cash burn of core business in Q4 ‘14 of $8.1mm (vs.
$6.9mm in Q3 ‘14)
Funds all key 2015 clinical & development activities for entrectinib, RXDX-103 and
Spark programs
Does not include the benefit of $10mm SVB delayed draw term loan facility available at Ignyta’s discretion after initiation of Phase 2a of STARTRK-1 trial
Ignyta, post-Teva transaction:
- Total proceeds from current equity raise of ~$42mm
- New funding provides additional resources for clinical & development activities related to the Teva assets
- Ignyta is well capitalized to execute precision oncology strategic plan with ample runway to achieve anticipated key value inflection points

2015 – 2016 Corporate Milestones

2011 – 2015
Advance clinical pipeline
2016 – 2020
Commercialize RXDX
lead
2021 – 2025
Scale pipeline revenue
2026 – 2030
Drive sustainable
profitability
Leading precision
medicine
company
2030 Vision
2015 - 2016 Milestones
Obtain US orphan drug designation for at least one indication
Report clinical data from ALKA-372-001 and STARTRK-1 at ASCO, 2Q15; ESMO and/or ENA, 2H15
Implement internally developed CDx to support STARTRK-1 Ph 2a, mid-15; Dx lab CAP licensure, YE15
Identify RP2D, preferred dosing schedule for entrectinib, mid-2015; FPI in STARTRK-1 Ph 2a, 3Q15
Identify RP2D for RXDX-105, 3Q15; report clinical data at ESMO or ENA, 2H15; FPI in Study 1105 Ph 2
mBRAF mCRC, 2H15
Initiate STARTRK-2 NSCLC master protocol for entrectinib, RXDX-105 +/- RXDX-106, 2H15
File IND for RXDX-106 and/or RXDX-107, 2H15 – 1H16
Report preliminary POC clinical data from STARTRK-1 Ph 2a, Study 1105 Ph 2 mBRAF mCRC, and
STARTRK-2 Ph 2 NSCLC data at AACR and/or ASCO, 2Q16; ESMO and/or ENA, 2H16

Company Highlights

Precision oncology company with integrated approach to Rx/Dx development
Experienced management team, excellent track record in oncology
Pipeline with critical mass of targeted first-in-class and best-in-class product candidates under clinical development in oncology
Multiple potential registration-enabling studies initiating in 2015
Comprehensive diagnostic capabilities and biomarker strategies for patient screening and confirmation
Composition of matter IP for pipeline of development candidates
Strong financial position
20-year vision to be the leading precision oncology company